Exhibit 10.1(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
              NCT Group, Inc. to Carole Salkind on August 10, 2005


                                                                     Conversion
        Issue Date           Due Date           Principal              Price
      -------------      --------------      ---------------       -------------
        08/10/05            02/10/06         $ 18,681,625.40           $ 0.01